SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 30, 2018
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A-MARK PRECIOUS METALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36347	11-246169
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

2121 Rosecrans Avenue Suite 6300 El Segundo, CA (Address of principal executive offices)	90245 (Zip code)

Registrant’s telephone number, including area code: (310) 587-1477

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

(a)	Results of Annual Meeting

1. At the annual meeting of stockholders held on October 30, 2018 (the “2018 Annual Meeting”), the Company's stockholders elected the following persons to the Company's Board of Directors, to hold office for a term of one year and until their respective successors have been duly elected and qualified:

Jeffrey D. Benjamin
Ellis Landau
Beverley Lepine
William Montgomery
John U. Moorhead
Jess M. Ravich
Gregory N. Roberts

2. At the 2018 Annual Meeting, the Company's stockholders ratified the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019.

3. At the 2018 Annual Meeting, the Company’s stockholders approved, on an advisory basis, the compensation to the named executive officers of the Company for the fiscal year ending June 30, 2018.

(b)	Appointment of Committee Members and Re-Appointment of Officers

At the Company's Board of Directors meeting held on October 30, 2018, the Board of Directors appointed the following persons to the committees of the Board of Directors:

Audit Committee

Ellis Landau, Chairman
Beverley Lepine
William Montgomery
John U. Moorhead

Compensation Committee

John U. Moorhead, Chairman
Ellis Landau
Jess M. Ravich

Nominating and Corporate Governance Committee

Jess M. Ravich, Chairman
William Montgomery
John U. Moorhead

In addition, the Board of Directors also appointed the following officers to the positions set forth below opposite their respective names:

Chairman of the Board            Jeffrey D. Benjamin

Chief Executive Officer            Greg Roberts

President                Thor Gjerdrum

Chief Financial Officer and         Cary Dickson
Executive Vice President

Executive Vice President, Controller     Kathleen Simpson-Taylor
And Assistant Secretary

General Counsel, Executive         Carol Meltzer
Vice President and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2018

A-MARK PRECIOUS METALS, INC.

By:    /s/ Carol Meltzer
Name:    Carol Meltzer
Title:    General Counsel and Secretary